EXECUTION VERSION

                          REGISTRATION RIGHTS AGREEMENT

      This Registration Rights Agreement (this "Agreement") is made and entered into as of November ___, 2005, by and between National Investment Managers Inc., a Florida corporation (the "Company"), American Benefit Resources, Inc., a Connecticut corporation ("ABR") and Arthur J. Steinberg ("Steinberg"), as Manager of IBF Fund Liquidating LLC, a Delaware limited liability company ("IBF") (each of ABR and IBF sometimes referred to herein as an "Investor" and, collectively, as the "Investors").

      This Agreement is made pursuant to the Asset Purchase Agreement, dated as of November 1, 2005 (the "Asset Purchase Agreement"), by and between the Company and ABR.

      The Company and each Investor hereby agree as follows:

      1. Definitions. Capitalized terms used and not otherwise defined herein that are defined in the Asset Purchase Agreement, shall have the meanings given such terms in the Asset Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

            "Asset Purchase Agreement" shall have the meaning provided above.

            "Commission" means the Securities and Exchange Commission.

            "Common Stock" means shares of the Company's common stock, par value $0.001 per share.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended, and any successor statute.

            "Filing Date" means a date no later than ninety (90) days following the date hereof, subject to extension in accordance with Section 2(b) hereof.


            "Holders" means the Investors to the extent any of them hold Registrable Securities.

            "Indemnified Party" shall have the meaning set forth in Section
5(c).

            "Indemnifying Party" shall have the meaning set forth in Section
5(c).

            "Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

            "Prospectus" means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

            "Registrable Securities" means the shares of Common Stock issued to ABR under the terms of the Asset Purchase Agreement.

            "Registration Statement" means each registration statement required to be filed hereunder, including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

            "Rule 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

            "Rule 415" means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

            "Rule 424" means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

            "Securities Act" means the Securities Act of 1933, as amended, and any successor statute.

            "Trading Market" means any of the NASD OTCBB, NASDAQ SmallCap Market, the Nasdaq National Market, the American Stock Exchange or the New York Stock Exchange.

      2. Registration.

      (a) If, at any time prior to the Filing Date, the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then-equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send to each Holder written notice of such determination and, if within ten (10) business days after receipt of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement, as a "piggyback" registration, all or any part of such Registrable Securities such Holder requests to be registered, subject to (i) any restrictions as may be imposed by Laurus Master Fund, Ltd. or its affiliates or assignees (collectively, "Laurus") pursuant to that certain Registration


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

            Rights Agreement, dated as of March 9, 2005 (the "March 9 Agreement"), as thereafter amended or supplemented (provided that such amendment or supplement is not more restrictive than the March 9 Agreement in permitting other parties to participate in Laurus' registration statement as selling stockholders), between the Company and Laurus Master Fund, Ltd. (the "Laurus Agreement"), and (ii) customary underwriter cutbacks applicable to holders of registration rights and subject to obtaining any required the consent of any selling stockholder(s) to such inclusion under such registration statement.

      (b) To the extent that the Registrable Securities have not been included as a "piggyback" registration in a registration statement filed by the Company under Section 2(a) above by the Filing Date, then the Company shall use its commercially reasonable best efforts to prepare and, on or prior to the Filing Date, file with the Commission, a Registration Statement covering such Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement shall be on Form SB-2 (except if the Company is not then eligible to register for resale the Registrable Securities on Form SB-2, in which case such registration shall be on another appropriate form in accordance herewith). The Company shall use its commercially reasonable best efforts to cause such Registration Statement to be declared effective under the Securities Act as promptly as practicable after the filing thereof. The Company shall use its commercially reasonable best efforts to keep such Registration Statement continuously effective under the Securities Act until the date which is the earlier date of when (i) all Registrable Securities have been sold or (ii) all Registrable Securities may be sold immediately without registration under the Securities Act and without volume restrictions pursuant to Rule 144(k), as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company's transfer agent and the affected Holders (the "Effectiveness Period").

      3. Registration Procedures. With respect to the registration of the Registrable Securities under the Securities Act, the Company will:

      (a) Prepare, and use its commercially reasonable best efforts to file with the Commission no later than the Filing Date, the Registration Statement with respect to the Registrable Securities, respond as promptly as practicable to any comments received from the Commission, and use its reasonable commercial best efforts to cause the Registration Statement to become and remain effective for the Effectiveness Period with respect thereto, and provide to each Investor copies of all filings and Commission letters of comment relating thereto;

      (b) prepare and file with the Commission such amendments and supplements to the Registration Statement and the Prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable


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

            Securities covered by the Registration Statement and to keep such Registration Statement effective until the expiration of the Effectiveness Period;

      (c) furnish to each Investor such number of copies of the Registration Statement and the Prospectus included therein (including each preliminary Prospectus) as such Investor reasonably may request to facilitate the public sale or disposition of the Registrable Securities covered by the Registration Statement;

      (d) use its commercially reasonable best efforts to register or qualify each Investor's Registrable Securities covered by the Registration Statement under the securities or "blue sky" laws of such jurisdictions within the United States as such Investor may reasonably request, provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

      (e) list the Registrable Securities covered by the Registration Statement with any securities exchange on which the Common Stock of the Company is then listed; and

      (f) promptly notify each Investor at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the Prospectus contained in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

      4. Registration Expenses. All expenses relating to the Company's compliance with Sections 2 and 3 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including reasonable counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the NASD, transfer taxes and fees of transfer agents and registrars are called "Registration Expenses". All selling commissions applicable to the sale of Registrable Securities are called "Selling Expenses." The Company shall only be responsible for Registration Expenses.

      5. Indemnification.

      (a) In the event of a registration of any Registrable Securities under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless each Investor, and its officers, directors and each other person, if any, who controls each Investor within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such Investor, or such persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or


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

            liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Securities were registered under the Securities Act pursuant to this Agreement, any preliminary Prospectus or final Prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Investor and each such person for any reasonable legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished in writing by or on behalf of each Investor or any such person in writing specifically for use in any such document.

      (b) In the event of a registration of the Registrable Securities under the Securities Act pursuant to this Agreement, irrespective of any limitation on indemnification contained in the Asset Purchase Agreement, each Investor will indemnify and hold harmless the Company, and its officers, directors and each other person, if any, who controls the Company within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact which was furnished in writing by such Investor to the Company expressly for use in (and such information is contained in) the Registration Statement under which such Registrable Securities were registered under the Securities Act pursuant to this Agreement, any preliminary Prospectus or final Prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state in such furnished information a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such person for any reasonable legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that an Investor will be liable in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished in writing to the Company by or on behalf of such Investor specifically for use in any such document. Notwithstanding the provisions of this paragraph, an Investor shall not be required to indemnify any person or entity in excess of the amount of the aggregate net proceeds received by such Investor in respect of Registrable Securities in connection with any such registration under the Securities Act.

      (c) Promptly after receipt by a party entitled to claim indemnification hereunder (an "Indemnified Party") of notice of the commencement of any action, such Indemnified Party shall, if a claim for indemnification in respect thereof is to be made against a party hereto obligated to indemnify such Indemnified Party (an


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

            "Indemnifying Party"), notify the Indemnifying Party in writing thereof, but the omission so to notify the Indemnifying Party shall not relieve it from any liability which it may have to such Indemnified Party other than under this Section 5(c) and shall only relieve it from any liability which it may have to such Indemnified Party under this Section 5(c) if and to the extent the Indemnifying Party is prejudiced by such omission. In case any such action shall be brought against any Indemnified Party and it shall notify the Indemnifying Party of the commencement thereof, the Indemnifying Party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such Indemnified Party, and, after notice from the Indemnifying Party to such Indemnified Party of its election so to assume and undertake the defense thereof, the Indemnifying Party shall not be liable to such Indemnified Party under this Section 5(c) for any legal expenses subsequently incurred by such Indemnified Party in connection with the defense thereof; if the Indemnified Party retains its own counsel, then the Indemnified Party shall pay all fees, costs and expenses of such counsel, provided, however, that, if the defendants in any such action include both the Indemnified Party and the Indemnifying Party and the Indemnified Party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the Indemnifying Party or if the interests of the Indemnified Party reasonably may be deemed to conflict with the interests of the Indemnifying Party, the Indemnified Party shall have the right to select one separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the Indemnifying Party as incurred.

      (d) In order to provide for just and equitable contribution in the event of joint liability under the Securities Act in any case in which either (i) an Investor, or any officer, director or controlling person of such Investor, makes a claim for indemnification pursuant to this Section 5 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 5 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of an Investor or such officer, director or controlling person of such Investor in circumstances for which indemnification is provided under this
            Section 5; then, and in each such case, the Company and such Investor will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such Investor is responsible only for the portion represented by the percentage that the public offering price of its securities offered by the Registration Statement bears to the public offering price of all securities offered by such Registration Statement, provided, however, that, in any such case, (A) such Investor will not be required to contribute any amount in excess of the public offering price of all such


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

            securities offered by it pursuant to such Registration Statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

      6.    Miscellaneous.

      (a) Remedies. In the event of a breach by the Company or by a Holder, of any of their respective obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement.

      (b) Compliance. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement.

      (c) Discontinued Disposition. Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of a Discontinuation Event (as defined below), such Holder will forthwith discontinue disposition of such Registrable Securities under the applicable Registration Statement until such Holder's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Company may provide appropriate stop orders to enforce the provisions of this paragraph. For purposes of this Section, a "Discontinuation Event" shall mean
            (i) when the Commission notifies the Company whether there will be a "review" of such Registration Statement and whenever the Commission comments in writing on such Registration Statement (the Company shall provide true and complete copies thereof and all written responses thereto to each of the Holders); (ii) any request by the Commission or any other Federal or state governmental authority for amendments or supplements to such Registration Statement or Prospectus or for additional information; (iii) the issuance by the Commission of any stop order suspending the effectiveness of such Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose;
            (iv) the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and/or (v) the occurrence of any event or passage of time that makes the financial statements included in such Registration Statement ineligible for inclusion therein or any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any


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

            material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of such Registration Statement or Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

      (d) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders.

      (e) Notices. Any notice or request hereunder may be given to the Company or the Investors at their respective addresses set forth underneath their respective signatures below or as may hereafter be specified in a notice designated as a change of address under this Section. Any notice or request hereunder shall be given by registered or certified mail, return receipt requested, hand delivery, overnight mail, Federal Express or other national overnight next day carrier or telecopy (confirmed by mail). Notices and requests shall be deemed to have been given when received by the recipient.

      (f) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Investor. The Company may not assign its rights or obligations hereunder without the prior written consent of each Investor. Neither Investor may assign its rights hereunder other than to the other Investor, provided that any such assignment shall not release the assignor from its obligations hereunder.

      (g) Execution and Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

      (h) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement shall be commenced exclusively in the state and federal courts sitting in the City of New York, County of New York. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, County of New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and


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

            hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such Proceeding is improper. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence a Proceeding to enforce any provisions of this Agreement, the Asset Purchase Agreement or any related agreement, then the prevailing party in such Proceeding shall be reimbursed by the other party for its reasonable attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Proceeding.

      (i) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

      (j) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

      (k) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.





                              [SIGNATURE PAGE FOLLOWS]


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

      IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.



AMERICAN BENEFIT RESOURCES, INC.        NATIONAL INVESTMENT MANAGERS INC.


By:                                     By:
         -----------------------------          ------------------------------
Name:                                   Name:
         -----------------------------          ------------------------------
Title:                                  Title:
         -----------------------------          ------------------------------

Address for Notices:                    Address for Notices:
c/o Kaye Scholer LLP
425 Park Avenue                         830 Third Avenue
New York, NY 10022                      New York, NY  10022
Attention: Emanuel S. Cherney, Esq.     Attention:  President
Facsimile:   (212) 836-7152             Facsimile:  (212) 581-7010



IBF FUND LIQUIDATING LLC


By:
         -----------------------------
Name:
         -----------------------------
Title:
         -----------------------------

Address for Notices:
c/o Kaye Scholer LLP
425 Park Avenue
New York, NY 10022
Attention: Arthur J. Steinberg,
Manager
Facsimile: (212) 836-8564



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